                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                January 8, 2004
                                   ----------

                Date of Report (Date of earliest event reported)


                           MEXICAN RESTAURANTS, INC.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Texas                   000-28234                    76-0493269
         -------                 -------------               --------------
(State of Organization)    (Commission File Number)          (IRS Employer
                                                           Identification No.)

                                 1135 Edgebrook
                             Houston, TX 77034-1899
                             ----------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (713) 943-7574
                                 --------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

         On January 8, 2004, Mexican Restaurants, Inc. (the "Company") announced that it completed its previously announced purchase of 13 restaurants and related assets from its Beaumont-based franchisee, Thomas Harken, and Mr. Harken's operating partner, Victor Gonzalez, for a total consideration of approximately $13.75 million. The financing for the acquisition was provided by Fleet National Bank, CNL and the sellers. The restaurants acquired include 8 Casa Ole restaurants located in Southeast Texas, 2 Casa Ole restaurants located in Southwest Louisiana, and 3 Crazy Jose's restaurants located in Southeast Texas. In the past year these restaurants had combined sales of over $20 million.

         A copy of the Company's press release is filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

             The required financial statements will be filed as soon as practicable, but not later than 75 days after the closing of the acquisition.

        (c) Exhibits:

99.1     Press release of Mexican Restaurants, Inc., dated January 8, 2004

99.2 Asset Purchase Agreement by and among Casa Ole East, Ltd. as Buyer, and Mexican Restaurants, Inc., as Guarantor, Casa Ole of Beaumont, Inc., Casa Ole of Lake Charles, Inc., Harken Real Estate Company, Inc., Crazy Jose's Restaurant Group, Inc., and Crazy Jose's Franchising, Inc., as Seller, and Thomas L. and Melba Harken and Victor M. and Dolores Gonzalez, as Shareholders dated September 25, 2003 (incorporated by reference to Exhibit 10.1 to the Registrant's report on Form 10-Q filed September 28, 2003).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEXICAN RESTAURANTS, INC.



                                     By: /s/ Andrew J. Dennard
                                     ----------------------------------------
                                     Name: Andrew J. Dennard
                                     Title: Vice President, Chief Financial
                                     Officer, Treasurer and Corporate
                                     Secretary

Date:  January 9, 2004

                                 EXHIBIT INDEX

EXHIBIT
  NO.    DESCRIPTION
-------  -------------------

99.1     Press release of Mexican Restaurants, Inc. dated January 8, 2004

99.2 Asset Purchase Agreement by and among Casa Ole East, Ltd. as Buyer, and Mexican Restaurants, Inc., as Guarantor, Casa Ole of Beaumont, Inc., Casa Ole of Lake Charles, Inc., Harken Real Estate Company, Inc., Crazy Jose's Restaurant Group, Inc., and Crazy Jose's Franchising, Inc., as Seller, and Thomas L. and Melba Harken and Victor M. and Dolores Gonzalez, as Shareholders dated September 25, 2003 (incorporated by reference to Exhibit 10.1 to the Registrant's report on Form 10-Q filed September 28, 2003).